                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               Eclipse Funds
                (Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: N/A

     2)   Form, Schedule or Registration Statement No.: N/A

     3)   Filing Party: N/A

     4)   Date Filed: N/A

                               ECLIPSE FUNDS INC.
                                       AND
                                  ECLIPSE FUNDS
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2007

March 12, 2007

To Our Shareholders:

     I am writing to ask for your vote on an important matter concerning Eclipse Funds Inc. (the "Company") and Eclipse Funds (the "Trust"). The Company, a Maryland corporation, currently offers fifteen separate series of funds. The Trust, a Massachusetts business trust, currently offers three separate series of funds (collectively with the series of the Company the "Funds"). The Funds are listed in the accompanying Notice of Special Meeting and Proxy Statement. Please take note that the Joint Special Meeting of Shareholders (the "Special Meeting") of the Funds will be held on May 4, 2007, beginning at 1:30 p.m., Eastern time, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     At the Special Meeting, as explained in the accompanying proxy statement, you will be asked to vote on the following proposals:

          1. To elect eight Directors/Trustees to the Board of the Company/Trust as applicable; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Proposal 1, which concerns all the Funds, is described in more detail in the accompanying Notice of Special Meeting and Proxy Statement. The Board of Directors/Trustees of the Company/Trust recommends that you read the enclosed materials carefully and then submit a vote "FOR" the election of each nominee for Director/Trustee.

     Your vote is very important to us regardless of the number of shares of the Funds you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on May 4, 2007. You will receive a proxy card. There are several ways to vote your shares, including by mail, telephone, and through the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response from you by one of these methods, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions regarding your vote, please contact the Company/Trust by calling toll-free 1-800-MAINSTAY (1-800-624-6782). We will get you the answers that you need promptly.

     We appreciate your participation and prompt response in this matter, and thank you for your continued support.

                                        Sincerely,


                                        -s- Stephen P. Fisher
                                        ----------------------------------------
                                        Stephen P. Fisher
                                        President

Encl.

                               ECLIPSE FUNDS INC.
                                       AND
                                  ECLIPSE FUNDS
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

ECLIPSE FUNDS INC.
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY ALL CAP VALUE FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY GROWTH EQUITY FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY S&P 500 INDEX FUND

ECLIPSE FUNDS
MAINSTAY BALANCED FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND

The fifteen series of Eclipse Funds Inc. and three series of Eclipse Funds, each as listed above, are hereinafter referred to collectively as the "Funds."

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2007

TO THE SHAREHOLDERS OF ECLIPSE FUNDS INC. AND ECLIPSE FUNDS:

     NOTICE IS HEREBY GIVEN that the Board of Directors (the "Directors") of Eclipse Funds Inc. (the "Company") and the Board of Trustees (the "Trustees") of Eclipse Funds (the "Trust") (collectively the "Board"), invites you to attend a Joint Special Meeting of Shareholders ("Special Meeting") of the Company/Trust. The Special Meeting will be held on May 4, 2007, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, beginning at 1:30 p.m. Eastern time.

     At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Funds will be asked to consider and approve the following Proposals:

          1. To elect eight Directors/Trustees to the Board of the Company/Trust as applicable; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and Proposal 1 above. You may vote at the Special Meeting if you are the record owner of shares of one or more of the Funds as of the close of business on February 20, 2007. If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke the proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

     Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Company/Trust for additional information by calling toll-free 1-800-MAINSTAY (1-800-624-6782).

                                        By order of the Board of Directors/
                                        Trustees,


                                        -s- Marguerite E. H. Morrison
                                        ----------------------------------------
                                        Marguerite E. H. Morrison
                                        Secretary
                                        March 12, 2007

                                   ----------

                                IMPORTANT NOTICE:
   PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY
    IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED
                                     PROXY.

                                   ----------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

FOR EXAMPLE:

REGISTRATION                                                                VALID
------------                                                   ------------------------------
CORPORATE ACCOUNTS
(1) ABC Corp................................................   ABC Corp. John Doe, Treasurer
(2) ABC Corp................................................   John Doe
(3) ABC Corp. c/o John Doe..................................   John Doe
(4) ABC Corp. Profit Sharing Plan...........................   John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership.....................................   Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership....................   Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust...............................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78.....................   Jane B. Doe, Trustee
                                                               u/t/d/ 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA..   John B. Smith, Custodian
                                                               f/b/o/ John B. Smith Jr.,
                                                               UGMA/UTMA
(2) Estate of John B. Smith.................................   John B. Smith, Jr.,
                                                               Executor
                                                               Estate of John B. Smith

     Please choose one of the following options to vote your shares:

          1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

          2. VOTE THROUGH THE INTERNET. You may cast your vote by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

          3. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

          4. VOTE IN PERSON AT THE SPECIAL MEETING.

                               ECLIPSE FUNDS INC.
                                       AND
                                  ECLIPSE FUNDS
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

ECLIPSE FUNDS INC.
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY ALL CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY CASH RESERVES FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND
MAINSTAY GROWTH EQUITY FUND
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

ECLIPSE FUNDS
MAINSTAY BALANCED FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY MID CAP OPPORTUNITY FUND

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2007

INTRODUCTION

          This Proxy Statement is being furnished to shareholders of Eclipse Funds Inc. (the "Company") and Eclipse Funds (the "Trust"), in connection with the solicitation of proxies relating to each of the Company and Trust and their respective separate series listed above (each a "Fund"), by the Boards of Directors/Trustees of the Company/Trust (collectively, the "Board"), for a Joint Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on May 4, 2007, beginning at 1:30 p.m. Eastern time.

          THE BOARD IS SOLICITING PROXIES FROM SHAREHOLDERS WITH RESPECT TO THE FOLLOWING PROPOSALS (THE "PROPOSALS"), AS THEY ARE DESCRIBED IN DETAIL IN THIS PROXY STATEMENT:

PROPOSALS:

     1. To elect eight nominees to the Board of the Company/Trust as applicable; and

     2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

          Only shareholders of record who owned shares of one or more of the Funds at the close of business on February 20, 2007 ("Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of a Fund that you own entitles you to one (1) vote with respect to any Proposal on which that Fund's shareholders are entitled to vote (a fractional share has a fractional vote). Proposal 1 affects all Funds. Any business properly to come before the Special Meeting and any adjournments or postponements thereof may affect one or more of the Funds.

          The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card beginning on or about March 12, 2007 to all shareholders of record of the Funds as of the Record Date. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by NYLIM.

          It is important for you to vote on each Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

                                   PROPOSAL 1

                         ELECTION OF DIRECTORS/TRUSTEES

                            AFFECTED FUNDS: ALL FUNDS

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

     The purpose of this Proposal is to elect a Board that will assume office at or prior to the Board meeting currently scheduled for June 7, 2007 or upon such later date of the Directors/Trustees' election by shareholders. At a Board meeting held on February 8, 2007, the current Board members of the Company/Trust unanimously nominated the eight persons described below for election as Directors/Trustees (each a "Nominee").

     The Board currently is composed of four members: Lawrence Glacken, Susan B. Kerley, Peter Meenan and Robert P. Mulhearn. Two of the Nominees, Ms. Kerley and Mr. Meenan, currently are members of the Board; six are not, but serve as directors/trustees of other funds in the complex of funds managed by NYLIM or its affiliates (the "Fund Complex"). These nominations are the result of an effort on the part of the Board, the other boards in the Fund Complex and NYLIM to consolidate the membership of the boards so that the same members serve on each board. Over the course of several months, the Board and its members met with representatives of the other boards in the Fund Complex and NYLIM's senior management to consider NYLIM's proposal to consolidate the membership of these boards. In reaching the conclusion that a consolidation of the Board's members with the members of the other boards is in the best interests of the Funds and their shareholders, the Board considered the following factors:

          -    the benefits from streamlining Board communications;

          -    opportunities for enhanced efficiency of Board oversight;

          - potential cost savings from a consolidation of Board members and Board meetings;

          - the projected number and type of funds to be overseen by the Board members; and

          - the proposed process, timing and costs for implementing the consolidation.

     Additionally, the Board considered the opportunities for enhanced services from NYLIM as a result of the proposed consolidation. The Board also noted that the proposed Board structure would be consistent with many other similarly situated fund groups.

     Members of the Board's Nominating Committee ("Committee") met with each Nominee prior to his or her nomination to the Board, and the Committee considered each Nominee's qualifications in accordance with the Committee's policies and procedures for the consideration of board member candidates and recommended his or her nomination to the Board. Based on this recommendation, the Board nominated each of the Nominees to the Board. Likewise, the boards of the other funds in the Fund Complex also have approved the consolidation proposal on behalf of their funds and have nominated the same eight Nominees to serve on their respective boards.

     As part of the consolidation proposal, certain of the current members of each board determined not to stand for reelection. NYLIM offered a one time payment to all current independent members of the boards in recognition of their services and contingent upon the approval by shareholders of a new slate of directors/trustees. The payment is based on a formula, including the number of years each member has served on his or her respective fund board. If this Proposal is approved, the following current members of the Board have agreed to resign from the Board and accept the one time payment from NYLIM described above following their resignation: Lawrence Glacken and Robert P. Mulhearn. Payments to these members of the Board will range approximately from $350,000 to $360,000. The Funds do not have a retirement plan and the Board members that are not standing for reelection will not receive any payment from the Funds in connection with their resignation.

     All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Special Meeting, any Nominee becomes unable to serve, the proxies that otherwise would have been voted for such Nominee will be voted for such substitute nominee as may be selected by the current Board.

WHO ARE THE NOMINEES TO THE BOARD?

     The table below lists the Nominees, their dates of birth, current positions held with the Company/Trust, length of time served, term of office, principal occupations during the last five years, number of funds in the Fund Complex currently overseen by the Nominee, and other directorships held outside of the Company/Trust. A table with similar information concerning the officers of the Fund is also set forth below. The business address of each Nominee is 51 Madison Avenue, New York, New York 10010.

     Nominees who are not "interested persons" of the Company/Trust (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) are referred to herein as "Independent Directors/Trustees." Nominees who are deemed to be "interested persons" of the Company/Trust under the 1940 Act are referred to as "Interested Directors/Trustees."

                            DIRECTOR/TRUSTEE NOMINEES

                                                                                             NUMBER OF
                                                                                             FUNDS AND
                                                                                            PORTFOLIOS
                                                                                            IN THE FUND
                                                                                              COMPLEX
                           POSITION(S)      TERM OF OFFICE*                                  CURRENTLY
                          HELD WITH THE      AND LENGTH OF       PRINCIPAL OCCUPATION(S)    OVERSEEN BY       OTHER DIRECTORSHIPS
NAME AND DATE OF BIRTH    COMPANY/ TRUST      TIME SERVED          DURING PAST 5 YEARS        NOMINEE          HELD BY NOMINEE
----------------------   ---------------   -----------------   --------------------------   -----------   -------------------------
INDEPENDENT DIRECTOR/
TRUSTEE NOMINEES

Susan B. Kerley**        Chairman,         Indefinite;         Partner, Strategic                21       Chairman and Director
8/12/51                  Director and      Chairman since      Management Advisors LLC                    since August 2006, ICAP
                         Trustee           2005, Director      (1990 to present)                          Funds, Inc. (3 funds);
                                           since 1990 and                                                 Trustee since 1991, Legg
                                           Trustee since                                                  Mason Partners Funds (30
                                           2000                                                           funds)

Alan R. Latshaw          None              N/A                 Retired; Consultant               19       Trustee and Audit and
3/27/51                                                        (2004-2006), The                           Compliance Committee
                                                               MainStay Funds Audit and                   Chairman since March 2006
                                                               Compliance Committee;                      and Audit Committee
                                                               Partner, Ernst & Young                     Financial Expert since
                                                               LLP (2002 to 2003);                        May 2006, The MainStay
                                                               Partner, Arthur Andersen                   Funds (19 funds); Trustee
                                                               LLP (1976 to 2002)                         since 2005,

                                                                                             NUMBER OF
                                                                                             FUNDS AND
                                                                                            PORTFOLIOS
                                                                                            IN THE FUND
                                                                                              COMPLEX
                           POSITION(S)      TERM OF OFFICE*                                  CURRENTLY
                          HELD WITH THE      AND LENGTH OF       PRINCIPAL OCCUPATION(S)    OVERSEEN BY       OTHER DIRECTORSHIPS
NAME AND DATE OF BIRTH    COMPANY/ TRUST      TIME SERVED          DURING PAST 5 YEARS        NOMINEE          HELD BY NOMINEE
----------------------   ---------------   -----------------   --------------------------   -----------   -------------------------
                                                                                                          State Farm Associates
                                                                                                          Funds Trust (3 funds);
                                                                                                          Trustee since 2005, State
                                                                                                          Farm Mutual Fund Trust
                                                                                                          (15 funds); Trustee since
                                                                                                          2005, State Farm Variable
                                                                                                          Product Trust (9 funds);
                                                                                                          Trustee since 2005,
                                                                                                          Utopia Funds (4 funds)

Peter Meenan**           Director,         Indefinite;         Independent Consultant;           21       Director, Audit Committee
12/5/41                  Trustee, Audit    Director/Trustee,   President and Chief                        Chairman and Audit
                         Committee         Audit Committee     Executive Officer,                         Committee Financial
                         Chairman and      Chairman and        Babson-United Inc.                         Expert since August 2006,
                         Audit Committee   Audit Committee     (financial services                        ICAP Funds, Inc. (3
                         Financial         Financial           firm) (2000 to 2004);                      funds)
                         Expert            Expert since        Independent Consultant
                                           2003                (1999 to 2000); Head of
                                                               Global Funds, Citicorp
                                                               (1995 to 1999)

Richard H. Nolan, Jr.    None              N/A                 Managing Director, ICC            25       Director since March
11/16/46                                                       Capital Management;                        2006, MainStay VP Series
                                                               President,                                 Fund, Inc. (25
                                                               Shields/Alliance,                          portfolios)
                                                               Alliance Capital
                                                               Management (1994-2004)

Richard S. Trutanic      None              N/A                 Chairman (1990 to                 19       Trustee since 1994, The
2/13/52                                                        present) and Chief                         MainStay Funds (19 funds)
                                                               Executive Officer (1990
                                                               to 1999), Somerset Group
                                                               (financial advisory
                                                               firm); Managing Director
                                                               and Advisor, The Carlyle
                                                               Group (private
                                                               investment firm) (2002
                                                               to 2004); Senior
                                                               Managing Director and
                                                               Partner, Groupe Arnault
                                                               S.A. (private investment
                                                               firm) (1999 to 2002)

Roman L. Weil            None              N/A                 V. Duane Rath Professor           25       Director since 1994,
5/22/40                                                        of Accounting, Graduate                    MainStay VP Series Fund,
                                                               School of Business,                        Inc. (25 portfolios)
                                                               University of Chicago;
                                                               President, Roman L. Weil
                                                               Associates, Inc.
                                                               (consulting firm);
                                                               Director, Ygomi LLC
                                                               (information and
                                                               communications technology
                                                               company) (since July 2006)

John A. Weisser, Jr      None              N/A                 Retired. Managing                 25       Director since 1997,
10/22/41                                                       Director of Salomon                        MainStay VP Series Fund,
                                                               Brothers, Inc. (1981 to                    Inc. (25 portfolios);
                                                               1995)                                      Trustee

                                                                                             NUMBER OF
                                                                                             FUNDS AND
                                                                                            PORTFOLIOS
                                                                                            IN THE FUND
                                                                                              COMPLEX
                           POSITION(S)      TERM OF OFFICE*                                  CURRENTLY
                          HELD WITH THE      AND LENGTH OF       PRINCIPAL OCCUPATION(S)    OVERSEEN BY       OTHER DIRECTORSHIPS
NAME AND DATE OF BIRTH    COMPANY/ TRUST      TIME SERVED          DURING PAST 5 YEARS        NOMINEE          HELD BY NOMINEE
----------------------   ---------------   -----------------   --------------------------   -----------   -------------------------
                                                                                                          since March 2007,
                                                                                                          Direxion Funds (57 funds)
                                                                                                          Trustee since March 2007,
                                                                                                          Direxion Insurance Trust
                                                                                                          (45 funds)

INTERESTED
DIRECTOR/TRUSTEE
NOMINEE

Brian A. Murdock***      Chief Executive   Indefinite;         Member of the Board of            65       Trustee and Chairman
3/14/56                  Officer           Chief Executive     Managers and President                     since September 2006 and
                                           Officer since       (since 2004) and Chief                     Chief Executive Officer
                                           July 2006           Executive Officer (since                   since July 2006, The
                                                               July 2006), NYLIM and                      MainStay Funds (19
                                                               New York Life Investment                   funds), Director and
                                                               Management Holdings                        Chairman since September
                                                               LLC;  Senior Vice                          2006, MainStay VP Series
                                                               President, New York Life                   Fund, Inc. (25
                                                               Insurance Company (since                   portfolios); Director and
                                                               2004); Chairman of the                     Chief Executive Officer
                                                               Board and President,                       since August 2006, ICAP
                                                               NYLIFE Distributors LLC                    Funds, Inc. (3 funds)
                                                               (since 2004); Member of
                                                               the Board of Managers,
                                                               Madison Capital Funding
                                                               LLC (since 2004), NYLCAP
                                                               Manager LLC (since 2004)
                                                               and Institutional
                                                               Capital LLC (since July
                                                               2006); Chairman and
                                                               Trustee (since September
                                                               2006) and Chief
                                                               Executive Officer (since
                                                               July 2006), The MainStay
                                                               Funds; Chairman and
                                                               Director (since
                                                               September 2006) and
                                                               Chief Executive Officer
                                                               (since July 2006),
                                                               MainStay VP Series Fund,
                                                               Inc.; Chief Executive
                                                               Officer and Director
                                                               (since August 2006),
                                                               ICAP Funds, Inc.; Chief
                                                               Operating Officer,
                                                               Merrill Lynch Investment
                                                               Managers (2003 to 2004);
                                                               Chief Investment
                                                               Officer, MLIM Europe and
                                                               Asia (2001 to 2003);
                                                               President, Merrill Japan
                                                               and Chairman, MLIM
                                                               Pacific Region (1999 to
                                                               2001)

----------
* If elected/reelected a Board member, each Nominee will serve an indefinite term of office.

**   This Nominee is currently a Board member of the Company/Trust.

*** Mr. Murdock is currently a Director/Trustee of the Fund/Trust and may be deemed to be an Interested Director/Trustee because of his affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIM, Institutional Capital LLC, MacKay Shields LLC, McMorgan & Company LLC, and NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

     The Company's Articles of Incorporation and the Trust's Declaration of Trust do not provide for the annual election of Directors/Trustees. However, in accordance with the 1940 Act, the Company/Trust will hold a shareholders' meeting for the election of Directors/Trustees at such times as (1) less than a majority of the Board holding office have been elected by shareholders, or (2) if, after filling a vacancy on the Board, less than two-thirds of the Board members holding office would have been elected by the shareholders. Except for the foregoing circumstances, and barring a Board member's resignation, death or incapacity to perform his or her duties, a Board member's term of office is indefinite.

         OFFICERS OF THE COMPANY/TRUST (WHO ARE NOT DIRECTORS/TRUSTEES)*

                          TERM OF OFFICE,
                       POSITION(S) HELD WITH
      NAME AND            FUNDS AND LENGTH                PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH             OF SERVICE                     DURING PAST 5 YEARS
   -------------      ------------------------   -----------------------------------------
ROBERT A. ANSELMI     Chief Legal Officer        Senior Managing Director, General Counsel
10/19/46              since 2003                 and Secretary, New York Life Investment
                                                 Management LLC (including predecessor
                                                 advisory organizations) and New York Life
                                                 Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, Madison Capital
                                                 Funding LLC and Institutional Capital LLC
                                                 (since October 2006); Chief Legal
                                                 Officer, The MainStay Funds and MainStay
                                                 VP Series Fund, Inc. (since 2003),
                                                 McMorgan Funds (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006); Managing
                                                 Director and Senior Counsel, Lehman
                                                 Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan
                                                 Investment Management Inc. (1986 to
                                                 1998).

STEPHEN P. FISHER     President since March      Senior Managing Director and Chief
2/22/59               2007                       Marketing Officer, New York Life
                                                 Investment Management LLC since 2005,
                                                 Managing Director - Retail Marketing, New
                                                 York Life Investment Management LLC 2003
                                                 - 2005; President, The MainStay Funds,
                                                 MainStay VP Series Fund, Inc., ICAP
                                                 Funds, Inc. (since March 2007); Managing
                                                 Director, UBS Global Asset Management
                                                 from 1999 to 2003.

PATRICK G. BOYLE      Executive Vice             Executive Vice President (since 2002) and
11/24/53              President since 2003       Senior Managing Director (2000 to 2002),
                                                 New York Life Investment Management LLC
                                                 (including predecessor advisory
                                                 organizations) and New York Life
                                                 Investment Management Holdings LLC;
                                                 Director, New York Life Trust Company;
                                                 Member of the Board of Managers, Madison
                                                 Capital Funding LLC; Executive Vice
                                                 President, ICAP Funds, Inc. (since August
                                                 2006); Senior Vice President, Pension
                                                 Department, New York Life Insurance
                                                 Company (1991 to 2000); Director, Eclipse
                                                 Funds Inc. (1990 to 2003); Trustee, New
                                                 York Life Investment Management
                                                 Institutional Funds (2002 to 2003).

                          TERM OF OFFICE,
                       POSITION(S) HELD WITH
      NAME AND            FUNDS AND LENGTH                PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH             OF SERVICE                     DURING PAST 5 YEARS
   -------------      ------------------------   -----------------------------------------
TONY H. ELAVIA        Senior Vice President      Senior Managing Director, New York Life
1/11/56               since 2005                 Investment Management LLC; Chief
                                                 Investment Officer, NYLIM Equity
                                                 Investors Group; Executive Vice
                                                 President, New York Life Trust Company;
                                                 Senior Vice President, New York Life
                                                 Insurance and Annuity Corporation; Senior
                                                 Vice President, ICAP Funds, Inc. (since
                                                 August 2006); Managing Director and
                                                 Senior Portfolio Manager, Large Cap
                                                 Growth team, Putnam Investments (1998 to
                                                 2004).

SCOTT T. HARRINGTON   Vice President --          Director, New York Life Investment
2/8/59                Administration since       Management LLC (including predecessor
                      2005                       advisory organizations); Executive Vice
                                                 President, New York Life Trust Company
                                                 and New York Life Trust Company, FSB
                                                 (since January 2006); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., and The MainStay Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006).

ALAN J. KIRSHENBAUM   Senior Vice President      Managing Director, Chief Operating
6/25/71               since June  2006 and       Officer and Chief Financial Officer of
                      Treasurer and Principal    Retail Investments, New York Life
                      Financial and              Investment Management LLC (since July
                      Accounting Officer         2006); Senior Vice President (since June
                      since March 2007           2006) and Treasurer and Principal
                                                 Financial and Accounting Officer (since
                                                 March 2007), The MainStay Funds and
                                                 MainStay VP Series Fund, Inc. and ICAP
                                                 Funds, Inc. (since August 2006 and March
                                                 2007, respectively); Chief Financial
                                                 Officer, Bear Stearns Asset Management
                                                 (1999 to May 2006).

ALISON H. MICUCCI     Senior Vice President      Senior Managing Director and Chief
12/16/65              and Chief Compliance       Compliance Officer (since March 2006) and
                      Officer since June         Managing Director and Chief Compliance
                      2006; Vice President --    Officer (2003 to February 2006), New York
                      Compliance 2004 to 2006.   Life Investment Management LLC and New
                                                 York Life Investment Management Holdings
                                                 LLC; Senior Managing Director, Compliance
                                                 (since March 2006) and Managing Director,
                                                 Compliance (2003 to February 2006),
                                                 NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice
                                                 President and Chief Compliance Officer,
                                                 The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice
                                                 President - Compliance, The MainStay
                                                 Funds and MainStay VP Series Fund, Inc.
                                                 (until June 2006); Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (2002 to 2003);
                                                 Vice President and Compliance Officer,
                                                 Goldman Sachs Asset Management (1999 to
                                                 2002).

MARGUERITE E.H.       Secretary since 2004       Managing Director and Associate General
MORRISON                                         Counsel, New York Life Investment
3/26/56                                          Management LLC (since 2004); Managing
                                                 Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, The MainStay
                                                 Funds and MainStay VP Series Fund, Inc.
                                                 (each since 2004) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Legal Officer
                                                 - Mutual Funds and Vice President and
                                                 Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 2004).

BRIAN A. MURDOCK      Chief Executive Officer    Member of the Board of Managers and
3/15/56               since July 2006            President (since 2004) and Chief
                                                 Executive Officer (since July 2006), New
                                                 York Life Investment Management LLC and
                                                 New York Life Investment Management
                                                 Holdings LLC; Senior Vice President, New
                                                 York Life Insurance Company (since 2004);
                                                 Chairman of the Board and President,
                                                 NYLIFE Distributors LLC (since 2004);
                                                 Member of the Board of Managers, Madison
                                                 Capital Funding LLC (since 2004), NYLCAP
                                                 Manager LLC (since 2004) and
                                                 Institutional Capital LLC

                          TERM OF OFFICE,
                       POSITION(S) HELD WITH
      NAME AND            FUNDS AND LENGTH                PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH             OF SERVICE                     DURING PAST 5 YEARS
   -------------      ------------------------   -----------------------------------------
                                                 (since July 2006); Chairman and Trustee
                                                 (since September 2006) and Chief
                                                 Executive Officer (since July 2006), The
                                                 MainStay Funds; Chairman and Director
                                                 (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment
                                                 Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to
                                                 2003); President, Merrill Japan and
                                                 Chairman, MLIM Pacific Region (1999 to
                                                 2001).

* The officers listed above are considered to be "interested persons" of the Company/Trust within the meaning of the 1940 Act because of their affiliation with the Company, the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

OWNERSHIP OF SECURITIES

     As of December 31, 2006, the dollar range of equity securities owned beneficially by each Nominee in the Company/Trust and in any registered investment companies overseen by the Nominee within the same family of investment companies as the Fund was as follows:

                                                                               AGGREGATE DOLLAR RANGE
                                                                              OF EQUITY SECURITIES IN
                                                                                   ALL REGISTERED
                                                                                INVESTMENT COMPANIES
                                                                               OVERSEEN BY TRUSTEE IN
                                              DOLLAR RANGE OF EQUITY            FAMILY OF INVESTMENT
NAME                                      SECURITIES IN THE COMPANY/TRUST            COMPANIES
----                                   ------------------------------------   -----------------------
INDEPENDENT DIRECTOR/TRUSTEE NOMINEE
Susan B. Kerley                         Cash Reserves Fund - Over $100,000         Over $100,000
                                          Floating Rate Fund - $10,001 -
                                                      $50,000
                                       Moderate Allocation Fund - $50,001 -
                                                     $100,000
Alan R. Latshaw                                        None                      $10,001 - $50,000
Peter Meenan                              All Cap Growth Fund - $10,001 -        $50,001 - $100,000
                                                      $50,000
Richard H. Nolan, Jr.                                  None                             None
Richard S. Trutanic                                    None                         $1 - $10,000
Roman L. Weil                                          None                         $1 - $10,000
John A. Weisser, Jr.                   Small Cap Opportunity Fund - $10,001        Over $100,000
                                                     - $50,000

INTERESTED DIRECTOR/TRUSTEE NOMINEE
Brian A. Murdock                                       None                        Over $100,000

COMPENSATION

     Independent Directors/Trustees currently receive an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board meetings, plus reimbursement for travel and out-of-pocket expenses. The Chairman of the Board receives an additional retainer of $20,000 annually and the Audit Committee Chairman receives an additional retainer of $15,000 annually. The Funds of the Company/Trust pay their pro rata share of the above-referenced fees based on the net assets of the Funds and the other mutual funds in the Fund

Complex for which the Independent Trustees also serve as directors. Directors/Trustees who are affiliated with NYLIM or its affiliates and the Company's/Trust's officers do not receive compensation from the Company/Trust. The table below states the compensation received by the Directors/Trustees, for the fiscal year ended October 31, 2006, from the Company/Trust and from certain other investment companies in the Fund Complex.

                               COMPENSATION TABLE

ECLIPSE FUNDS INC.

                                                                            TOTAL
                                                                        COMPENSATION
                                        PENSION OR                        FROM THE
                                        RETIREMENT        ESTIMATED      COMPANY AND
                        AGGREGATE    BENEFITS ACCRUED       ANNUAL         THE FUND
                      COMPENSATION    AS PART OF FUND   BENEFITS UPON   COMPLEX PAID
DIRECTOR              FROM COMPANY       EXPENSES         RETIREMENT    TO DIRECTORS
--------              ------------   ----------------   -------------   ------------
Lawrence Glacken...    $47,578.33           $0               $0            $ 83,500
Susan B. Kerley....    $58,496.12           $0               $0            $101,000
Peter Meenan.......    $56,210.67           $0               $0            $ 97,250
Robert Mulhearn....    $47,578.33           $0               $0            $ 83,500

ECLIPSE FUNDS

                                                                            TOTAL
                                                                        COMPENSATION
                                                                          FROM THE
                                        PENSION OR                        TRUST AND
                                        RETIREMENT        ESTIMATED       THE FUND
                        AGGREGATE    BENEFITS ACCRUED      ANNUAL          COMPLEX
                      COMPENSATION   AS PART OF FUND    BENEFITS UPON      PAID TO
TRUSTEE                FROM TRUST        EXPENSES         RETIREMENT      TRUSTEES
--------              ------------   ----------------   -------------   ------------
Lawrence Glacken...    $23,109.76           $0               $0            $ 83,500
Susan B. Kerley....    $28,489.02           $0               $0            $101,000
Peter Meenan.......    $27,325.20           $0               $0            $ 97,250
Robert Mulhearn....    $23,109.76           $0               $0            $ 83,500

     If the shareholders approve this Proposal, it is expected that the compensation structure for the Directors/Trustees will change such that the members of each board of directors/trustees in the Fund Complex will be compensated under a new, unified compensation structure. It is further expected that the Funds will pay their pro rata share of these fees based on the net assets of the Funds. A Director's/Trustee's total compensation from the Fund Complex as a whole may increase because each Director/Trustee will serve on the boards of directors/trustees of all of the funds in the Fund Complex, rather than the board(s) on which the Nominees currently serve.

     It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the fiscal year ended October 31, 2006, the Board met 8 times. Each current Director/Trustee attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board's standing Committees on which such Director/Trustee was a member. The Company or Trust does not hold annual meetings, and therefore, the Board does not have a policy with regard to Board member attendance at such meetings.

BOARD COMMITTEES

     The Board of Directors/Trustees oversees the Funds and the services provided to the Funds by NYLIM and the investment sub-advisors for the Funds having sub-advisors. The committees of the Board currently include the Audit Committee and Nominating Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, each of which include members who are not Directors/Trustees.

     Audit Committee. The purposes of the Audit Committee, which generally meets quarterly or more frequently as needed (at least twice annually in-person), are:
(1) to oversee the Company's/Trust's accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality and objectivity of the Company's/Trust's financial statements and the independent audit thereof; (3) to oversee the Company's/Trust's compliance program and the compliance monitoring, supervision, and reporting by, and overall performance of, the Company's/Trust's Chief Compliance Officer; and (4) to act as a liaison between the Company's/Trust's independent auditors and the full Board. The current members of the Audit Committee are Peter Meenan (Chairman), Lawrence Glacken, Susan B. Kerley and Robert Mulhearn. There were 5 Audit Committee meetings held during the fiscal year ended October 31, 2006.

     Nominating Committee. The purposes of the Nominating Committee include the following: (1) evaluate the qualifications of candidates and make nominations for independent director/trustee membership on the Board; (2) nominate members of committees of the Board and periodically review committee assignments; and
(3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. For the fiscal year ended October 31, 2006, the members of the Nominating Committee included all the Independent Directors/Trustees: Peter Meenan, Lawrence Glacken, Susan B. Kerley and Robert Mulhearn. There was one Nominating Committee meeting held during the fiscal year ended October 31, 2006. The Board has adopted a Nominating Committee Charter, which is attached to this Proxy Statement as Appendix A.

     The Nominating Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies regarding the consideration of Board member candidates, including nominees recommended by shareholders, which are attached to this Proxy Statement as Appendix B and summarized below. The summary is qualified in its entirety by the Candidate Policy. The Nominating Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

     In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. The Nominating Committee will consider potential candidates recommended by shareholders provided that: (i) the proposed candidates satisfy the trustee qualification requirements; and (ii) the nominating shareholders comply with the Candidate Policy. Other than in compliance with the requirements mentioned in the preceding sentence, the Nominating Committee will not otherwise evaluate shareholder director/trustee nominees in a different manner than other nominees, and the standard of the Committee is to treat all equally qualified nominees in the same manner.

     Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Company's/Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The current members of the Valuation Committee, on which one or more Board members may serve, are Alan Kirshenbaum (Chairman), Alison H. Micucci, Marguerite E. H. Morrison, Peter Meenan, Lawrence Glacken, Susan B. Kerley and Robert Mulhearn. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during the fiscal year ended October 31, 2006.

     Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The current members of the Valuation Subcommittee, on which one or more Board members may serve, are Ravi Akhoury, Alan Kirshenbaum, Alison H. Micucci and Marguerite E.H. Morrison. There were no Valuation Subcommittee meetings held during the fiscal year ended October 31, 2006.

SHAREHOLDER APPROVAL

     The Nominees for election to the Board at the Special Meeting will be elected by a plurality of the total votes cast at the Special Meeting by the holders of shares present in person or by proxy and entitled to vote on such action. This Proposal applies on a Company-wide and Trust-wide basis, and all Funds of the respective Company and Trust and classes thereof will vote together on this Proposal as applicable. In the case of proxies received in a fund-of-funds structure, whereby an adviser, on behalf of a Fund receives proxies in its capacity as a shareholder in an underlying fund, e.g. the Asset Allocation Funds, the manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those underlying funds.

                              BOARD RECOMMENDATION

                       THE BOARD UNANIMOUSLY RECOMMENDS A
               VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO
                             THE BOARD OF THE FUNDS

VOTING INFORMATION

     Voting of Proxies. If you attend the Special Meeting you may vote your shares in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or by submitting your vote via telephone or the Internet, as detailed in the proxy card.

     Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by
(1) delivering to the Company/Trust, as applicable, written notice of the revocation, (2) delivering to the Company/Trust, as applicable, a proxy with a later date, or (3) voting in person at the Special Meeting. However, attendance at the Special Meeting will not, by itself, revoke a previously tendered proxy.

     In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted FOR the election of each Nominee as a Director/Trustee.

     Quorum Requirements. A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposals. The holders of a majority of the outstanding shares of each of the Company and the Trust on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum. A chart reflecting the number of shares outstanding of each class of each of the Funds as of the Record Date is attached to this Proxy Statement as Appendix C.

     Effect of Abstentions and Broker "Non-Votes." The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes in favor of a Proposal. Therefore, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the shareholders voting at the meeting, in person or by proxy.

     Adjournments. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve one or more Proposals have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of a Proposal(s) and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal(s).

     Payment of Solicitation Expenses. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by NYLIM. NYLIM may incur additional expenses as a result of this proxy solicitation. Proxies are solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of NYLIM, the Company/Trust, their respective affiliates, or, in NYLIM's discretion, a commercial firm retained for this purpose.

     NYLIM has retained Computershare Fund Services to provide proxy solicitation services in connection with the Special Meeting at an estimated cost of $486,265, which will be paid by NYLIM.

     Other Matters to Come Before the Special Meeting. Neither the Company nor the Trust knows of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any Proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposals, it is the intention of the Company and the Trust that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

     Future Shareholder Proposals. A shareholder may request inclusion in the Company's or Trust's proxy statement and on the Company's or Trust's proxy card for shareholder meetings certain proposals for action which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Company or Trust at 51 Madison Avenue, New York, NY 10010. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. Neither the Company nor Trust are required to hold regular meetings of shareholders, and in order to minimize its costs, neither intends to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Company's or Trust's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                                OTHER INFORMATION

     Investment Advisor and Administrator. NYLIM, 51 Madison Avenue, New York, New York 10010, serves as the investment advisor and administrator for each Fund.

     Distributor. NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as the Company's/Trust's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement with the Trust, dated December 12, 2000 and an Amended and Restated Distribution Agreement with the Company, dated March 30, 2005. The Agreements provide that the Distributor will use its best efforts to distribute the Funds' shares. The Distributor is a wholly-owned subsidiary of NYLIM.

     Independent Registered Public Accounting Firm: KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the Company's/Trust's independent registered public accounting firm. KPMG is responsible for auditing the annual financial statements of the Funds. Representatives of KPMG are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     KPMG, in accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. Certain information concerning the fees and services provided by KPMG to the Fund and to NYLIM and its affiliates for the most recent fiscal year of the Trust is attached at Appendix D.

     Shareholder Reports. The Company/Trust will furnish, without charge, to any shareholder upon request, a printed version of the most recent annual reports to shareholders of the Funds (and any subsequent semi-annual reports). Such requests may be directed to the Company/Trust by contacting the Distributor of the Funds' shares by writing NYLIFE Distributors LLC, attn: MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Please include the name or names of the specific Fund or Funds for which you request reports.

     Shareholder Communications. Shareholders may transmit written communications to the Board or one or more of the Directors/Trustees by sending the communications to the attention of Marguerite E. H. Morrison, Secretary of the Copmany/Trust, at the following address: 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     Beneficial Share Ownership of Directors/Trustees and Officers. As of the Record Date, the Directors/Trustees, the Nominees, and the officers of the Company/Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of each Fund.

     Beneficial Share Ownership of Shareholders. As of the Record Date, the shareholders with respect to each Fund known by that Fund to beneficially own 5% or more of the outstanding interest of a class of that Fund's shares are identified at Appendix E.

     Amendments to the Trust's Bylaws. The Trust's By-Laws require the Trust to describe in this Proxy Statement any amendments to the By-Laws made by the Board since last disclosed to shareholders. The Board has approved several amendments to the By-Laws. The By-Laws were amended to require the Trustees to appoint or elect a Chairman and, unless otherwise required by law or regulation, the Chairman need not be an Independent Trustee. The By-Laws also now describe with greater specificity the duties of the Chairman, which include presiding over meetings of the Trustees.

     The Board also has approved certain amendments to the provisions of the By-Laws describing the officers of the Trust. These amendments clarify, among other things that: (1) the President of the Trust need not be a Trustee; (2) the Trust must have a President, one or more Vice Presidents, a Secretary, and a Treasurer, and may have any other officers, including Chief Executive, Compliance, and Legal Officers; (3) any two or more offices may be held by the same person, except for the offices of President and any Vice President; and (4) the Trustees may empower any officer to appoint subordinate officers. The By-Laws also clarify that if the Board appoints a Chief Executive Officer of the Trust, then the Chief Executive Officer would be responsible for exercising general supervision over the affairs of the Trust, and for fulfilling such other duties assigned to him or her by the Trustees. Finally, the Board also amended the provisions of the By-Laws concerning the offices of Treasurer and Assistant Treasurer to clarify the duties associated with these offices.

     "HOUSEHOLDING" OF PROXY STATEMENTS. The Company/Trust may furnish only one copy of this proxy statement to a household, even if more than one shareholder resides in the household, unless the Company/Trust has received contrary instructions from one or more of the household's shareholders. If you are a shareholder and would like additional copies of this proxy statement, please contact the Distributor by writing NYLIFE Distributors LLC, attn: The MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). If in the future you do not want the mailing of your proxy statement to be combined with other members of your household, or if the Company/Trust has furnished multiple proxy statements to your household and you would like the Company/Trust to furnish only one statement to your household in the future, please inform the Distributor in writing or via telephone at the address or telephone number listed above.

                                   APPENDIX A

                                  ECLIPSE FUNDS
                               ECLIPSE FUNDS, INC.

                          NOMINATING COMMITTEE CHARTER

I.   FORMATION

The Board of Trustees/Directors of Eclipse Funds, Eclipse Funds Inc. and ICAP Funds, Inc. (the "Board" of the "Funds") has established a Nominating Committee of the Board (the "Committee"), subject to the terms and conditions of this Charter.

II.  COMMITTEE NOMINATIONS

A. The Committee shall nominate members of committees of the Board and periodically shall review committee assignments.

B. The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.

III. OTHER POWERS AND RESPONSIBILITIES

A. The Committee shall meet as necessary in connection with any vacancy on or addition to the Board, and otherwise from time to time as it deems appropriate to perform its responsibilities.

B. The Committee shall have the resources and authority appropriate to discharge its responsibilities. It shall consult with counsel to the Funds concerning the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), applicable to the selection and qualification of independent directors.

C. The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

IV.  COMMITTEE COMPOSITION

          The Nominating Committee of the Funds shall be composed entirely of the Independent Trustees/Directors of the Funds. Other Trustees/Directors of the Funds, while not serving as members of the Committee, nonetheless will be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities.

V.   BOARD NOMINATIONS

A. In the event of any vacancies on or additions to the Board, the Committee shall evaluate the qualifications of candidates and make nominations for independent director membership on the Board.

B. Persons nominated as Independent Trustees/Directors may not be "interested persons" of the Funds as that term is defined in the 1940 Act. With respect to such nominees, the Committee shall carefully evaluate their independence from any investment adviser or other principal service provider to the Funds. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director.

C. In assessing the qualifications of a potential candidate for independent director membership on the Board, the Committee shall consider such other factors, as it may deem relevant.

VI.  REVIEW OF CHARTER

The Committee will review this Charter from time to time and recommend any changes to the Board. This Charter, including any amendments to it, will be maintained in the records of the Funds.

                                   APPENDIX B

                               ECLIPSE FUNDS INC.
                                  ECLIPSE FUNDS

              POLICIES FOR CONSIDERATION OF BOARD MEMBER CANDIDATES

                          (Adopted as of June 24, 2004)

Pursuant to the Charter of the Nominating Committees of Eclipse Funds Inc. and Eclipse Funds (collectively, the "Nominating Committee" of the "Funds"), the Nominating Committee is charged with evaluating the qualifications of candidates to serve on the Boards of Directors/Trustees (collectively, the "Board") and with making nominations for members of the Board who are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"). These Policies shall apply to the Nominating Committee's consideration of Board member candidates.

QUALIFICATION OF CANDIDATES

In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. Specific desired qualities of Independent Director candidates are set forth in Schedule A to these Policies. The Nominating Committee may solicit suggestions for nominations from any source it deems appropriate. All qualified candidates will be treated equally in consideration by the Nominating Committee.

No person shall be qualified to be a Board member unless the Nominating Committee, in consultation with legal counsel, has determined that such person, if selected or elected as a Board member, would not cause the Funds to be in violation of, or not in compliance with: (a) applicable law, regulation or regulatory interpretation; (b) the Funds' organizational documents; or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Directors.

NOMINATIONS FROM SHAREHOLDERS

While the Nominating Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Nominating Committee may consider nominations from shareholders of the Funds. Shareholders may submit for the Nominating Committee's consideration recommendations regarding potential candidates for service on the Board. Each eligible shareholder or shareholder group may submit no more than one candidate each calendar year.

In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the candidate:

(a) The candidate must satisfy all qualifications provided herein and in the Funds' organizational documents, including qualification as a possible Independent Director if the candidate is to serve in that capacity.

(b) The candidate may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

(c) Neither the candidate nor any member of the candidate's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

(d) Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the candidate's name was submitted, during the immediately preceding calendar year, or during the year when the candidate's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(e) The candidate may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(f) The candidate may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by
     Section 2(a)(19) of the 1940 Act).

(g) A shareholder or shareholder group may not submit for consideration a candidate which has previously been considered by the Nominating Committee.

In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the candidate:

(a) The Nominating Committee only will consider shareholder submissions that are received within the one year immediately preceding the Nominating Committee's consideration of Board member candidates.

(b) Any shareholder or shareholder group submitting a candidate must beneficially own, either individually or in the aggregate, more than 5% of the securities of a series of the Funds that are eligible to vote both at the time of submission of the candidate and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

Shareholders or shareholder groups submitting candidates to the Nominating Committee must substantiate compliance with the above requirements, at the time of submitting the candidate, to the attention of the Funds' Secretary, who will provide all submissions meeting the requirements stated herein to the Nominating Committee. This submission to the Secretary of the Funds must include:

(a)  Contact information for the nominating shareholder or shareholder group;

(b) A certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote;
     (iii) sole power to dispose or direct the disposition of such

----------
(1) Terms such as "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

     shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination.

(c) The candidate's contact information and the number of applicable Fund shares owned by the candidate;

(d) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and

(e) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating Committee and the Funds' Board.

It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

                                   SCHEDULE A

                     RESPONSIBILITIES AND DESIRED QUALITIES
                            OF INDEPENDENT DIRECTORS

PRIMARY RESPONSIBILITIES

The Independent Director's primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders. When considering Board member nominations, the Board will evaluate the diversity of professional experience represented by its current members, and may identify specific criteria for a new director to fill a targeted area of expertise. Some characteristics the Board may wish to consider are:

PERSONAL ATTRIBUTES

     -    Public or private sector stature sufficient to instill confidence.

     -    High personal and professional integrity.

     -    Good business sense.

     -    Able to commit the necessary time to prepare for and attend meetings.

     -    Not financially dependent on trustee retainer and meeting fees.

SKILLS, EXPERIENCE AND QUALIFICATIONS FOR DECISION-MAKING

     - General understanding of financial issues, investing, financial markets and technology.

     - General understanding of investment company financial and operating structures.

     -    First-hand knowledge of investing.

     -    Experience in working in highly regulated and complex legal framework.

     - Demonstrated ability to maintain "independence" of management and other service agents while maintaining a constructive working relationship.

     -    Ability to be critical, but not confrontational.

     -    Demonstrated ability to contribute to Board and committee process.

     - Ability to consider diverse issues and make timely, well-informed decisions.

     - Familiarity with the financial services marketplace, especially the investment company industry.

     - Qualification as an "Audit Committee Financial Expert" (desired but not required).

                                   APPENDIX C

                    NUMBER OF SHARES OUTSTANDING IN EACH FUND
                              AS OF THE RECORD DATE

                               ECLIPSE FUNDS INC.

                             NUMBER OF        NUMBER OF       NUMBER OF        NUMBER OF      NUMBER OF    NUMBER OF    NUMBER OF
                              CLASS A          CLASS B         CLASS C          CLASS I        CLASS R1     CLASS R2     CLASS R3
                              SHARES           SHARES          SHARES            SHARES         SHARES       SHARES       SHARES
                            OUTSTANDING      OUTSTANDING     OUTSTANDING      OUTSTANDING    OUTSTANDING  OUTSTANDING  OUTSTANDING
                          ---------------  --------------  ---------------  ---------------  -----------  -----------  -----------
All Cap Growth Fund        1,087,267.4440    424,382.1550     197,737.1140  10,029,943.8570      n/a          n/a          n/a
All Cap Value Fund         1,431,915.0730    565,003.7010     212,839.5380   8,043,796.9450      n/a          n/a          n/a
Conservative Allocation
   Fund                    4,751,401.5840  1,424,142.6990     929,298.7150      82,971.8190      n/a          n/a          n/a
Floating Rate Fund        73,694,694.5840  5,340,824.7380  24,740,963.8790   6,161,443.8330      n/a          n/a          n/a
Growth Equity Fund             5,036.1280      5,000.0000       5,000.0000   2,841,993.9520      n/a          n/a          n/a
Growth Allocation Fund     6,051,630.5020  3,293,500.5420     825,466.9350       1,460.6930      n/a          n/a          n/a
Indexed Bond Fund          5,518,998.4110        n/a             n/a        35,960,173.2420      n/a          n/a          n/a
Intermediate Term Bond
   Fund                      888,512.4250    296,628.8960     133,188.7730  13,275,751.0010      n/a          n/a          n/a
Income Manager Fund        5,469,691.9390  2,068,980.3990     859,264.3750  18,385,487.2430      n/a          n/a          n/a
Large Cap Opportunity
   Fund                        7,520.8190      7,242.8150       6,801.0500     457,901.8520      n/a          n/a          n/a
Moderate Allocation Fund  11,764,365.3620  4,087,437.4490   1,690,373.3040       9,562.5110      n/a          n/a          n/a
Moderate Growth
   Allocation Fund        11,944,414.2430  5,496,804.3400   1,593,463.4400       1,058.2580      n/a          n/a          n/a
Short Term Bond Fund         563,250.9220        n/a             n/a         7,984,408.7560      n/a          n/a          n/a
S&P 500 Index Fund        10,199,515.7150        n/a             n/a        41,245,600.0690      n/a          n/a          n/a

                              NUMBER OF         NUMBER OF
                               CLASS I         SWEEP CLASS
                               SHARES           SHARES
                             OUTSTANDING       OUTSTANDING
                          ----------------  ----------------
Cash Reserves Fund        273,376,770.7080  338,764,106.2400

                    NUMBER OF SHARES OUTSTANDING IN EACH FUND
                              AS OF THE RECORD DATE

                                  ECLIPSE FUNDS

                     NUMBER OF        NUMBER OF       NUMBER OF        NUMBER OF        NUMBER OF       NUMBER OF     NUMBER OF
                      CLASS A          CLASS B         CLASS C          CLASS I          CLASS R1       CLASS R2       CLASS R3
                      SHARES           SHARES          SHARES            SHARES           SHARES         SHARES         SHARES
                    OUTSTANDING      OUTSTANDING     OUTSTANDING      OUTSTANDING      OUTSTANDING     OUTSTANDING   OUTSTANDING
                  ---------------  --------------  ---------------  ---------------  --------------  --------------  -----------
Balanced Fund...  15,345,288.5600  5,682,580.5220   6,244,305.4725  13,631,022.7940  4,503,987.8070  4,161,767.7000     380.9780
Mid Cap
   Opportunity
   Fund.........   2,380,131.5960    802,077.4490   1,057,169.2540     870,720.8390        n/a            n/a         2,130.8270
Small Cap
   Opportunity
   Fund.........  23,322,963.3830  2,276,051.5990   5,502,223.7370  42,329,447.4910        n/a            n/a            n/a

                                   APPENDIX D

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     For purposes of the following information, NYLIM and any entity controlling, controlled by or under common control with NYLIM that provides ongoing services to the Company/Trust.

(1) Audit Fees. The aggregate fees billed for each of the last two fiscal years for the Company/Trust (the "Reporting Periods") for professional services rendered by KPMG for the audit of the Company's/Trust's annual financial statements, or services that are normally provided by KPMG in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

FISCAL PERIOD ENDED   AUDIT FEES
-------------------   ----------
10/31/05...........    $435,000
10/31/06...........    $506,250

(2) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by KPMG to the Company/Trust that are reasonably related to the performance of the audit or review of the Company's/Trust's financial statements and are not reported under paragraph
     (1) above were as follows:

FISCAL PERIOD ENDED   AUDIT FEES
-------------------   ----------
10/31/05...........     $5,000
10/31/06...........     $    0

     These audit-related services included review of financial highlights for the Funds' registration statements and issuance of consents to use of the auditor's reports.

(3) Tax Fees. The aggregate fees billed to the Company/Trust in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning for the last two fiscal years were as follows:

FISCAL PERIOD ENDED   TAX FEES
-------------------   --------
10/31/05...........    $59,000
10/31/06...........    $74,150

     These services primarily included preparation of federal, state and local income tax returns. Additionally, services included the preparation of excise tax returns and excise tax distribution requirements.

(4) All Other Fees. The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (1) through (3) of this Item were: (i) $0, during the fiscal year ended October 31, 2005, and (ii) $0, during the fiscal year ended October 31, 2006.

     All non-audit fees billed by KPMG for services rendered to the Funds for the fiscal years ended October 31, 2006 and October 31, 2005 are disclosed in paragraphs (2) through (4) above.

     The aggregate non-audit fees billed by KPMG for services rendered to the Service Affiliates for the last two fiscal years were approximately: (i) $15,000, for the year ended October 31, 2005, and (ii) $25,000, for the year ended October 31, 2006.

     The Company's/Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to the Company's/Trust's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Company/Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

     Pursuant to the Company's/Trust's Audit Committee Charter, the Audit Committee has adopted Pre-approval Policies and Procedures (the "Procedures") to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Company/Trust by its independent registered public accounting firm, and (ii) all permissible non-audit services to be provided by such independent accounting firm to any of the Funds' Service Affiliates if the engagement directly impacts the Company's/Trust's operations and financial reporting.

     In accordance with the Procedures, the Committee is responsible for the engagement, with the approval of a majority of the Independent Trustees, of the independent registered public accounting firm to certify the Company's/Trust's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Company/Trust and its Service Affiliates, the Procedures provide that the Committee may annually consider and/or pre-approve a list of the types of services the Company/Trust may request from the independent registered public accounting firm in that fiscal year. In addition, the Committee may pre-approve non-audit services on a project-by-project basis as they arise. The Procedures also permit the Committee to delegate authority to one or more of its members who are Independent Trustees (the "Designated Member") to pre-approve or refer to the full Audit Committee any proposed non-audit services that have not been previously approved by the Committee or any proposed material change in the nature or extent of any non-audit services previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent registered public accounting firm's provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

                                   APPENDIX E

                         SHARE OWNERSHIP OF SHAREHOLDERS

                               ECLIPSE FUNDS INC.

     As of the Record Date, the shareholders with respect to each Fund were known by that Fund to own or beneficially 5% or more of the outstanding interest of a class of that Fund's shares are described below:

MAINSTAY ALL CAP GROWTH FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
A          New York Life Trust Company                          186,214.1200     17.13%
           Client Accounts
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007

C          Merrill Lynch Pierce Fenner &                         10,941.2600      5.53%
              Smith  Inc - For The Sole Benefit
              Of Its Customers
           Attn: Fund Administration
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484

I          New York Life Progress-Sharing                     7,147,140.7940     71.26%
              Investment Plan Program
           C/O Maria Mauceri
           51 Madison Ave., Rm 1305
           New York NY 10010-1603

I          New York Life Trust Company                        1,469,236.2030     14.65%
           Client Accounts
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

MAINSTAY ALL CAP VALUE FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
A          New York Life Trust Company                          390,381.1160     27.26%
           Client Accounts
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

C          Merrill Lynch Pierce Fenner &                         18,231.1120      8.57%
              Smith  Inc - For The Sole Benefit
              Of Its Customers
           Attn: Fund Administration
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484

I          New York Life Trust Company                        2,894,324.1470     35.98%
           Client Accounts
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

I          New York Life Progress-Sharing                     3,377,440.3660     41.99%
              Investment Plan Program
           C/O Maria Mauceri
           51 Madison Ave., Rm 1305
           New York NY 10010-1603

MAINSTAY CASH RESERVES FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
I          New York Life Trust Company                      190,745,430.4600     69.77%
           Client Accounts
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

SW         National Financial Services LLC                  338,764,106.2400       100%
           For Exclusive Benefit Of Our Customers
           C/O Mutual Funds Dept 5th Floor
           200 Liberty Street
           1 World Financial Center
           New York NY 10281-1003

MAINSTAY CONSERVATIVE ALLOCATION FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
C          Merrill Lynch Pierce Fenner &                         76,972.1720     8.28%
              Smith  Inc - For The Sole Benefit
              Of Its Customers
           Attn: Fund Administration
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484

I          Trustees of the Retirement                             5,737.9510      6.92%
              Plan For The Employees Of The
              Tire Exchange Of Greer
           C/O J Verne Smith
           P O Box 528
           Greer SC 29652-0528

I          Evergreen Teachers Assoc.                             51,058.7680     61.54%
           Health & Welfare Trust
           PO Box 5057
           San Jose CA 95150-5057

I          BB&T Company Of VA Custodian                          25,106.9310     30.26%
           FBO IPC Prototype Plan
           C/O Cynthia Jones
           PO Box 8095
           Virginia Beach VA 23450-8095

MAINSTAY FLOATING RATE FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
A          Merrill Lynch Pierce Fenner &                      8,193,941.3380     11.12%
              Smith  Inc - For The Sole Benefit
              Of Its Customers
           Attn: Fund Administration 97t98
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484

A          Citigroup Global Markets Inc.                      3,774,841.9000      5.12%
           House Account

           Attn: Peter Booth 7th Floor
           333 W 34th St.
           New York NY 10001-2402

C          Merrill Lynch Pierce Fenner &                      4,914,544.4370     19.86%
              Smith  Inc - For The Sole Benefit
              Of Its Customers
           Attn: Fund Administration
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484

C          Citigroup Global Markets Inc.                      2,824,250.9020     11.42%
           House Account
           Attn: Peter Booth 7th Floor
           333 W 34th St.
           New York NY 10001-2402

I          Mainstay Moderate Growth Allocation Fund           1,137,184.5460     18.46%
           C/O Tony Elavia
           51 Madison Ave.
           EIG - 2nd Fl
           Attn: Maggie Goodman
           New York NY 10010-1603

I          Mainstay Moderate Allocation Fund                  1,002,811.3440     16.28%
           C/O Tony Elavia
           51 Madison Ave.
           2nd Fl - EIG Group
           Attn: Maggie Goodman
           New York NY 10010-1603

I          Mainstay Conservative Allocation Fund                592,939.1900      9.62%
           C/O Maggie Goodman
           51 Madison Ave.
           EIG Group 2nd Fl
           New York NY 10010-1603

I          O'Neill Family Trust                                 348,098.2830      5.65%
           Marshall D O'Neill TTEE
           Jeanne O'Neill TTEE
           620 Sand Hill Rd., Apt. 209G
           Palo Alto CA 94304-2625

I          National Investor Services                           557,505.1700      9.05%
           55 Water Street,32nd Floor
           New York NY 10041-3299

I          Raymond James & Assoc Inc.                         1,706,126.2030     27.69%
           FBO Helios Education
           880 Carillon Pkwy.
           St Petersburg FL 33716-1100

I          Pershing LLC                                         502,512.5630      8.16%
           P.O. Box 2052
           Jersey City NJ 07303-2052

MAINSTAY GROWTH EQUITY FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
A          New York Life Insurance Company                        5,000.0000     99.28%
           Attn: Thomas Mahon
           Room 201
           51 Madison Avenue
           New York NY 10010-1603

B          New York Life Insurance Company                        5,000.0000       100%
           Attn: Thomas Mahon
           Room 201
           51 Madison Avenue
           New York NY 10010-1603

C          New York Life Insurance Company                        5,000.0000       100%
           Attn: Thomas Mahon
           Room 201
           51 Madison Avenue
           New York NY 10010-1603

I          Mainstay VP Growth Allocation                        247,299.7600      8.70%
           C/O Tony Elavia
           51 Madison Ave., Lobby 2
           Attn: EIG Group
           Attn: M Goodman
           New York NY 10010-1609

I          Mainstay VP Moderate Allocation Portfolio            202,058.9510      7.11%
           C/O Tony Elavia
           51 Madison Ave
           2nd Fl - EIG Group
           Attn: Maggie Goodman
           New York NY 10010-1603

I          Mainstay Moderate Growth Allocation Fund             511,245.1780     17.99%
           C/O Tony Elavia
           51 Madison Ave
           EIG Operations
           2nd Fl
           Attn: M Goodman
           New York NY 10010-1603

I          Mainstay Growth Allocation Fund                      346,646.7320     12.20%
           C/O Tony Elavia
           51 Madison Ave
           EIG Operations 2nd Fl
           Attn: M Goodman
           New York NY 10010-1603

I          Mainstay Moderate Allocation Fund                    470,122.4580     16.54%
           C/O Tony Elavia
           51 Madison Ave
           EIG Operations 2nd Fl
           Attn: M Goodman
           New York NY 10010-1603

I          Mainstay Conservative Allocation Fund                288,111.7940     10.14%
           C/O Maggie Goodman
           51 Madison Ave
           EIG Group 2nd Fl
           New York NY 10010-1603

I          New York Life Insurance Company                      776,509.0790     27.32%
           Attn Thomas Mahon Room 201
           51 Madison Avenue
           New York NY 10010-1603

MAINSTAY GROWTH ALLOCATION FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
C          Merrill Lynch Pierce Fenner &                         95,912.9890     11.62%

              Smith  Inc - For The Sole Benefit
              Of Its Customers
           Attn: Fund Administration
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484

I          New York Life Trust Company                              210.7080     14.43%
           Custodian For The Ira Of
               Joe B Watkins
           5466 Highway 301
           Claxton GA 30417-6540

I          New York Life Investment Mgmt.                         1,053.3370     72.11%
           Attn: Al Leier
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007

I          New York Life Trust Company                              196.6480     13.46%
           Custodian For The Roth Ira Of
              Natalie L Yaw
           191 Honey Ln.
           Battle Creek MI 49015-3123

MAINSTAY INDEXED BOND FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
A          New York Life Trust Company                        3,609,312.6470     65.40%
           Client Accounts
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007

I          Mainstay Moderate Growth Allocation Fund           1,799,510.9270      5.00%
           C/O Tony Elavia
           51 Madison Ave
           EIG - 2nd Fl
           Attn: Maggie Goodman
           New York NY 10010-1603

I          Mainstay Conservative Allocation Fund              2,814,818.3990      7.83%
           C/O Maggie Goodman
           51 Madison Ave
           EIG Group 2nd Fl
           New York NY 10010-1603

I          Mainstay Moderate Allocation Fund                  4,767,317.7290     13.26%
           C/O Tony Elavia
           51 Madison Ave
           2nd Fl - EIG Group
           Attn: Maggie Goodman
           New York NY 10010-1603

I          New York Life Foundation                           5,917,254.8430     16.46%
           C/O Mr. Charles Holek
           51 Madison Ave., Rm 504
           New York NY 10010-1603

I          New York Life Trust Company                       15,979,047.3260     44.44%
           Client Accounts
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

MAINSTAY INTERMEDIATE TERM BOND FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
A          New York Life Trust Company                          379,401.7490     42.70%
           Client Accounts
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007

B          Citigroup Global Markets Inc                          39,705.4600     13.39%
           House Account
           Attn: Peter Booth 7th Floor
           333 W 34th St.
           New York NY 10001-2402

B          Merrill Lynch Pierce Fenner &                         19,285.6980      6.50%
              Smith  Inc - For The Sole Benefit
              Of Its Customers
           Attn: Fund Administration
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484

C          Merrill Lynch Pierce Fenner &                         27,977.9080     21.01%
              Smith  Inc - For The Sole Benefit
              Of Its Customers
           Attn: Fund Administration
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484

I          New York Life Ins. Co. Employees'                  1,856,745.1600     13.99%
              Health And Life Benefit
              Trust Life Benefits
           C/O Maria Mauceri
           51 Madison Ave., Rm 1305
           New York NY 10010-1603

I          New York Life Insurance Co                         2,568,389.0580     19.35%
           C/O Richard Schwartz
           51 Madison Ave Rm 201
           New York NY 10010-1603

I          New York Life                                      1,513,772.1150     11.40%
           Separate Accounts
           Attn: Carol Meyer
           C/O Darrel Thompson
           101 Barclay St, 8 East Fl
           New York NY 10286-0001

I          Mainstay Moderate Allocation Fund                    918,017.9720      6.91%
           C/O Tony Elavia
           51 Madison Ave
           2nd Fl - EIG Group
           Attn: Maggie Goodman
           New York NY 10010-1603

I          New York Life Trust Company                        2,103,153.1960     15.84%
           Client Accounts
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

I          New York Life Ins. Co. Agents'                     2,016,475.6200     15.19%
           Health And Life Benefit
           Trust Life Benefits
           C/O Maria Mauceri
           51 Madison Ave., Rm 1305
           New York NY 10010-1603

MAINSTAY INCOME MANAGER FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
A          New York Life Trust Company                          381,137.8060      6.97%
           Client Accounts
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

C          Merrill Lynch Pierce Fenner &                        193,854.4340     22.56%
              Smith  Inc - For The Sole Benefit
              Of Its Customers
           Attn: Fund Administration 97t98
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484

I          New York Life Progress-Sharing                     4,896,512.6260     26.63%
              Investment Plan Program
           C/O Maria Mauceri
           51 Madison Ave.
           Rm 1305
           New York NY 10010-1603

I          New York Life Trust Company                        9,303,555.9410     50.60%
           Client Accounts
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007

MAINSTAY LARGE CAP OPPORTUNITY FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
A          Pershing LLC                                             536.7020      7.14%
           P.O. Box 2052
           Jersey City NJ 07303-2052

A          Pershing LLC                                             754.0060     10.03%
           P.O. Box 2052
           Jersey City NJ 07303-2052

A          New York Life Investment Mgmt LLC                      5,524.4210     73.46%
           Christine Dempsey IRA
           William Gibson IRA
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

B          NFS LLC Febo                                             375.7900      5.19%
           NFS/FMTC Rollover Ira
           FBO John K Henker
           2741 Lapierre Canyon Dr.
           Kennewick WA 99338-7307

B          New York Life Investment Mgmt LLC                      5,477.5310     75.63%
           Christine Dempsey IRA
           William Gibson IRA
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007

B          New York Life Trust Company                              701.3610      9.68%
           Custodian For The Roth IRA of
           Micaela Orpheus
           96 Prospect St.
           Manchester CT 06040-6533

C          NFS LLC FEBO                                             341.2780      5.02%

           Frank J Cosentino
           6204 23rd Ave
           Brooklyn NY 11204-3303

C          New York Life Investment Mgmt LLC                      5,477.5310     80.54%
           Christine Dempsey IRA
           William Gibson IRA
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

C          Pershing LLC                                             982.2410     14.44%
           P O Box 2052
           Jersey City NJ 07303-2052

I          New York Life Investment Mgmt LLC                    457,901.8520    100.00%
           Christine Dempsey IRA
           William Gibson IRA
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

MAINSTAY MODERATE ALLOCATION FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
I          New York Life Investment Mgmt                          1,066.1130     11.15%
           Attn: Al Leier
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

I          New York Life Trust Co                                 6,798.5100     71.10%
           Cust For The Sep Ira
           Susan Kerley
           Po Box 9572
           New Haven CT 06535-0572

I          Trustees Of The Retirement                             1,697.8880     17.76%
              Plan For The Employees Of The
           Tire Exchange Of Greer
           C/O J. Verne Smith
           P.O. Box 528
           Greer, SC 29652-0528

MAINSTAY MODERATE GROWTH ALLOCATION FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
C          Merrill Lynch  Pierce Fenner &                       115,917.9020      7.27%
              Smith Inc - For The Sole Benefit
              Of Its Customers

           Attn: Fund Administration
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484

I          New York Life Investment Mgmt                          1,058.2580    100.00%
           Attn Al Leier
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007

MAINSTAY SHORT TERM BOND FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
A          New York Life Trust Company                           68,843.3390     12.22%
           Client Accounts
           51 Madison Ave Rm 117
           New York NY 10010-1603

I          New York Life Insurance Co                         1,067,075.5950     13.36%
           Lifestyles Sa# 20
           Attn: Carol Meyer
           C/O Darrel Thompson
           101 Barclay, 8 East Fl
           New York NY 10286-0001

I          New York Life Trust Company                          458,709.5870      5.75%
           Client Accounts
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

I          New York Life Ins Co                               5,344,511.8210     66.94%
           Richard Schwartz Senior
           Managing Director
           51 Madison Ave.
           New York NY 10010-1603

MAINSTAY S&P 500 INDEX FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
A          Supplemental Income Plan Trust Fund                2,209,588.8170     21.66%
           P.O. Box 8338
           Boston MA 02266-8338

A          New York Life Trust Company                        4,401,509.1960     43.15%
           Client Accounts
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

I          New York Life  Progress-Sharing                    3,835,166.8310      9.30%
           Investment Plan Program
           C/O Maria Mauceri
           51 Madison Ave., Rm 1305
           New York NY 10010-1603

I          New York Life Trust Company                       31,384,227.1610     76.09%
           Client Accounts
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007

                         SHARE OWNERSHIP OF SHAREHOLDERS

                                  ECLIPSE FUNDS

     As of the Record Date, the shareholders with respect to each fund were known by that Fund to own of record or beneficially 5% or more of the outstanding interest of a class of that Fund's shares are described below:

MAINSTAY BALANCED FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
A          New York Life Trust Company                          958,885.4090      6.25%
           Client Accounts
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

B          Merrill Lynch Pierce Fenner &                        410,175.1160      7.22%

              Smith  Inc - For The Sole Benefit
              Of Its Customers
           Attn: Fund Administration 97t98
           4800 Deer Lake Drive, East 3rd Fl
           Jacksonville FL 32246-6484

B          Citigroup Global Markets Inc                         337,620.6520      5.94%
           House Account
           Attn: Peter Booth
           7th Floor
           333 W 34th St
           New York NY 10001-2402

C          Merrill Lynch Pierce Fenner &                      1,403,269.3990     22.47%
              Smith  Inc - For The Sole Benefit
              Of Its Customers
           Attn: Fund Administration
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484

C          Citigroup Global Markets Inc.                      1,029,939.8690     16.49%
           House Account
           Attn: Peter Booth 7th Floor
           333 W 34th St.
           New York NY 10001-2402

I          New York Life Insurance Co.                          683,938.3810      5.02%
           Peter Brigando
           Managing Director
           Attn: Al Guiliano
           C/O Darrel Thompson
           101 Barclay St, 8 East Fl
           New York NY 10286-0001

I          Raymond James & Assoc Inc                          1,280,163.0190      9.39%
           FBO Helios Education
           880 Carillon Pkwy
           St Petersburg FL 33716-1100

I          Charles Schwab & Company Inc.                      2,525,006.9450     18.52%
           Attn: Mutual Fund Dept
           101 Montgomery Street
           San Francisco CA 94104-4151

I          New York Life Trust Company                        6,536,618.6710     47.95%
           Client Accounts
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

R1         New York Life Trust Company                        4,503,937.5860    100.00%
           Client Accounts
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007

R2         New York Life Trust Company                        3,532,674.3940     84.88%
           Client Accounts
           169 Lackawanna Ave.
           Parsippany NJ 07054-1007

R3         New York Life Investment Mgmt.                           380.9780    100.00%
           Attn: Al Leier
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

MAINSTAY MID CAP OPPORTUNITY FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
A          Merrill Lynch Pierce Fenner &                        173,862.0790      7.30%
              Smith  Inc - For The Sole Benefit
              Of Its Customers
           Attn: Fund Administration
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484

C          Citigroup Global Markets Inc                          99,359.1000      9.40%
           House Account
           Attn: Peter Booth 7th Floor
           333 W 34th St.
           New York NY 10001-2402

C          Merrill Lynch Pierce Fenner &
              Smith  Inc - For The Sole Benefit
              Of Its Customers
           Attn: Fund Administration 97t98
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484

I          Union Bank Trust Const Laborers H & W McMorgan        68,517.7560      7.87%
           P.O. Box 85484
           San Diego CA 92186-5484

I          Charles Schwab & Company Inc                         312,430.2300     35.88%
           Attn  Mutual Fund Dept
           101 Montgomery Street
           San Francisco CA 94104-4151

I          Bodine Hourly-Tcm                                    129,067.6300     14.82%
           NYlife Investment Management
           51 Madison Ave 2nd Fl
           New York NY 10010-1609

R3         New York Life Investment Mgmt                            371.7530     17.45%
           Attn Al Leier
           169 Lackawanna Ave
           Parsippany NJ 07054-1007

R3         American Exhibition Services LLC                       1,719.2260     80.68%
           401k PSP
           805 S Wheatley Ste 600
           Ridgeland MA 39157-5005

MAINSTAY SMALL CAP OPPORTUNITY FUND:

                                                                AMOUNT OF
TITLE OF                                                       BENEFICIAL       PERCENT
CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP      OF CLASS
--------   ----------------------------------------------   ----------------   --------
A          Merrill Lynch  Pierce  Fenner &                    3,357,869.7050     14.40%
              Smith  Inc - For The Sole Benefit
              Of Its Customers
           Attn: Fund Administration
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484

C          Citigroup Global Markets Inc                         449,799.9980      8.17%
           House Account
           00109801250
           Attn: Peter Booth

           7th Floor
           333 W 34th St
           New York NY 10001-2402

C          Merrill Lynch Pierce Fenner &                      2,053,221.5220     37.32%
              Smith  Inc - For The Sole Benefit
              Of Its Customers
           Attn: Fund Administration 97t98
           4800 Deer Lake Drive East, 3rd Fl
           Jacksonville FL 32246-6484

I          Investors Bank & Trust FBO Various                 3,977,201.0990      9.40%
              Retirement Plans
           4 Manhattanville Rd
           Purchase NY 10577-2139

I          New York Life Trust Company                        4,784,791.3850     11.30%
           51 Madison Ave., Rm 117a
           New York NY 10010-1603

I          Charles Schwab & Company Inc                       8,956,194.2690     21.16%
           Attn  Mutual Fund Dept
           101 Montgomery Street
           San Francisco Ca 94104-4151

I          New York Life Progress-Sharing                     3,136,898.6060      7.41%
              Investment Plan Program
           C/O Maria Mauceri
           51 Madison Ave., Rm 1305
           New York NY 10010-1603

                               FORM OF PROXY CARD

                        ECLIPSE FUNDS/ECLIPSE FUNDS INC.
            SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 4, 2007

The undersigned shareholder of the [Funds owned] hereby constitutes and appoints Marguerite E.H. Morrison, Jeffrey Engelsman. and Thomas Lynch or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund(s) held in his or her name on the books of the Fund(s) and which he or she is entitled to vote at the Special Meeting of Shareholders to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on May 4, 2007, beginning at 1:30 p.m. Eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Funds and the Proxy Statement dated February 23, 2007.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

                                        Please mark, sign, date and return the
[ADDRESS LINE 1]                        Proxy Card promptly using the enclosed
[ADDRESS LINE 2]                        envelope.
[ADDRESS LINE 3]
[ADDRESS LINE 4]                        DATE:
[ADDRESS LINE 5]                              ----------------------------------
[ADDRESS LINE 6]
[ADDRESS LINE 7]
[ADDRESS LINE 8]                        SIGNATURE(S):
[ADDRESS LINE 9]                                      --------------------------

                                        NOTE: Please sign exactly as your name
                                        appears on the account. When shares are
                                        held by joint tenants, both should sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please provide full title as such. If a
                                        corporation, please sign in full
                                        corporate name by president or other
                                        authorized officer and if a partnership, please sign in full partnership name by authorized person.

                                        [ ]  Please check this box if you plan
                                             to attend the Special Meeting.

--------------------------------------------------------------------------------
                              - PLEASE FOLD HERE -

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF ECLIPSE
 FUNDS AND ECLIPSE FUNDS INC. (THE "FUNDS"), WHICH UNANIMOUSLY RECOMMENDS THAT
                          YOU VOTE "FOR" THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

     PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

     -    TOUCHTONE: To vote by phone call
          toll free 1-866-458-9850 and follow
          the recorded instructions.

     -    INTERNET: Vote on the internet at    VOTING CONTROL ID: [123456789101]
          https://vote.proxy-direct.com and
          follow the on-screen instructions.   CHECK DIGIT ID:    [123]

     -    MAIL: Return the signed proxy card
          in the enclosed envelope.

IF YOU WOULD LIKE TO VOTE OVER THE PHONE, PLEASE CALL 1-800-821-2712. REPRESENTATIVES ARE AVAILABLE TO RECORD YOUR VOTING INSTRUCTION QUICKLY OVER THE PHONE. THEY ALSO ARE AVAILABLE TO ANSWER ANY QUESTIONS YOU MAY HAVE REGARDING THE PROXY MATERIALS.

                               PLEASE VOTE TODAY.

                     SEE THE REVERSE SIDE FOR THE PROPOSAL.

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS/TRUSTEES OF THE FUNDS, WHICH
            UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

To elect the following eight individuals as Directors/Trustees of the Board:

1.   Susan B. Kerley

2.   Alan R. Latshaw

3.   Peter Meenan

4.   Richard H. Nolan, Jr.

5.   Brian A. Murdock

6.   Richard S. Trutanic

7.   Roman L. Weil

8.   John A. Weisser, Jr.

           [ ] FOR ALL [ ] WITHHOLD ALL [ ] FOR ALL EXCEPT [ ] ABSTAIN

                                        To withhold authority to vote for one or more nominees, write the nominee's number(s) on the line below.

                                        ----------------------------------------

      PLEASE BE SURE TO SIGN ON THE REVERSE SIDE BEFORE MAILING THIS PROXY